Supplement dated January 14, 2010
to the

Barrett Growth Fund
Prospectus dated October 28, 2009

The Board of Trustees of The Barrett Funds (the “Trust”), at a meeting held on January 13, 2010, approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) relating to the Trust’s series, the Barrett Growth Fund (the “Fund”), conditioned on certain additional approvals by the Board.  The Plan of Reorganization provides for the reorganization (the “Reorganization”) of the Fund into a new series (the “New Fund”) of Trust for Professional Managers, a Delaware statutory trust (“TPM”).  A notice of a special meeting of shareholders and a proxy statement seeking shareholder approval for the Plan of Reorganization will be sent to shareholders in the near future.  If the Reorganization is approved, the New Fund would continue to be managed by Barrett Associates, Inc., the Fund’s current investment adviser, pursuant to substantially the same investment policies and strategies as are currently set forth in the Fund’s Prospectus and Statement of Additional Information.

If the Plan of Reorganization is approved by the shareholders of the Fund, shareholders of the Fund, upon the closing of the Reorganization, will receive shares of the New Fund having the same aggregate net asset value as the shares of the Fund they hold on the date of the Reorganization.  The Reorganization will not affect the value of your account in the Fund at the time of Reorganization.  The Reorganization is expected to be tax-free to the Fund and its shareholders.

In addition, effective as of the date of this supplement, Peter H. Shriver will no longer be listed as a portfolio manager of the Fund.  Mr. Shriver will continue to serve in his role as President of Barrett Associates, Inc., and as President and Trustee of the Trust.

Please retain this Supplement with your Prospectus.

The date of this Prospectus supplement is January 14, 2010.